EXHIBIT 10.17

                          AMENDMENT TO CALLABLE WARRANT

     This AMENDMENT TO CALLABLE WARRANT ("Amendment") is made as of this 28th day of April, 2004 by and between FONAR CORPORATION, a Delaware corporation (the "Company"), and THE TAIL WIND FUND LTD. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Purchase Agreement ("Purchase Agreement") dated as of May 24, 2001 by and between the Company and the Holder, the Company sold and issued to the Holder on May 24, 2001, among other securities, a callable warrant ("Initial Callable Warrant") expiring May 24, 2004 to purchase 2,000,000 shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock");

     WHEREAS, pursuant to those certain First and Second Amendments to Callable Warrant dated as of June 21, 2002 and August 15, 2002 by and between the Company and the Holder, the Holder exercised the Initial Callable Warrant in full and the Company issued to the Holder on August 30, 2002 a new callable warrant ("Warrant") expiring August 30, 2005 to purchase 2,000,000 shares of Common Stock, which Warrant provides for adjustment of the Warrant Price and number of unexercised Warrant Shares remaining under the Warrant due to issuances of Common Stock by the Company under the circumstances described therein; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Warrant;

     WHEREAS, the 2,000,000 Warrant Shares initially underlying the Warrant were registered for resale pursuant to a registration statement originally filed with the SEC under the Securities Act of 1933, as amended ("Securities Act"), on October 22, 2002 and declared effective November 1, 2002 ("Registration Statement"); and

     WHEREAS, the parties wish to amend the Warrant Price and the number of unexercised Warrant Shares remaining under the Warrant in exchange for the Holder exercising the Warrant under such new terms in full;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. Notwithstanding anything contained in the Warrant, the Warrant Price under the Warrant shall equal $1.00 per share of the Company's Common Stock and the number of unexercised Warrant Shares remaining under the Warrant shall equal 3,000,000 Warrant Shares as of the date of this Amendment. It is understood that the new Warrant Price and increased number of Warrant Shares reflect an agreement reached by the parties after discussions concerning the effect of the applicable provisions of the Warrant relating to the adjustment of the number and price of Warrant Shares, and that Holder has previously exercised its rights to purchase 400,000 Warrant Shares under the Warrant. Consequently, the Holder acknowledges that 1,400,000 of the 3,000,000 Warrant Shares are not covered by the Registration Statement or otherwise yet registered under the Securities Act, and Holder agrees to accept such unregistered 1,400,000 Warrant Shares (the "Unregistered Warrant Shares") upon Holder's exercise of the Warrant for all the remaining Warrant Shares pursuant to Section 2 of this Amendment. The Company represents and warrants to the Holder that the 400,000 Warrant Shares previously issued were duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims and encumbrances, and the Holder is not aware of any claim against or liability of the Company arising out of the issuance of such 400,000 Warrant Shares previously issued. The issuance and prices paid for the 400,000 Warrant Shares previously issued are ratified and approved by Holder and the Company. In addition, the Company shall have no liability to the Holder for not notifying the Holder of any adjustment to the price or number of Warrant Shares that may have resulted from past issuance of Common Stock by the Company, whether under the terms of the Warrant, the Purchase Agreement, the Registration Rights Agreement or otherwise. Under no circumstances shall the number of Warrant Shares be increased or the price of the Warrant Shares be lowered by reason of any provision of the Warrant, the Purchase Agreement or the Registration Rights Agreement or otherwise beyond the number and price set forth herein (assuming all the Warrant Shares are issued contemporaneously with the execution hereof, otherwise the adjustment provisions contained in Section 9 of the Warrant shall apply for any stock split, stock dividends, distributions, stock issuances, and similar events covered by such Section 9 which occur after execution hereof).

     2. Exercise. The Holder hereby exercises the Warrant, pursuant to the Warrant Exercise Form attached hereto, for the remaining 3,000,000 Warrant Shares underlying the Warrant at the $1.00 Warrant Price for an aggregate price of $3,000,000. Upon the delivery of said remaining Warrant Shares to Holder in accordance with Holder's written instructions, the Company will have no further obligation to issue shares under the Warrant, and the Warrant shall be deemed exercised in full. Holder shall pay such aggregate price by wire transfer to the account designated by the Company immediately following full execution and delivery of this Amendment. It is understood, however, that said shares will not be issued and released to Holder until payment is received.

     3. Registration Rights.

     a) Prospectus Supplement. Within three (3) business days following the date hereof, the Company, at its sole cost and expense and in accordance with the Securities Act, shall file a prospectus supplement to the prospectus under the Registration Statement previously filed with the SEC, covering the changes to the Warrant described herein.

     b) Registration Rights. The Company shall, at its sole cost and expense and in accordance with the Securities Act, use its best efforts (1) to promptly file and have declared effective a resale registration statement on the appropriate form under the Securities Act with the SEC covering the 1,400,000 Unregistered Warrant Shares to be issued upon exercise of the Warrant hereunder, and (2) to keep such registration statement current and effective until all such shares covered thereby are available for resale pursuant to Rule 144(k) under the Securities Act, or until such earlier date as all such shares covered thereby shall have been sold ("Registration Period"). All the terms and conditions of the Registration Rights Agreement dated as of May 24, 2001 by and between the Company and the Holder ("Registration Rights Agreement"), shall apply mutatis mutandis to the registration of such Unregistered Warrant Shares and the continued registration of Warrant Shares under the Registration Statement, including without limitation the indemnification and contribution provisions contained therein, and all such terms are incorporated by reference herein, provided that (a) the Registration Date with respect to the Unregistered Warrant Shares shall mean the date which is six (6) months following the date hereof, (b) the "Registration Period" with respect to the Warrant Shares registered under the Registration Statement shall continue from the date hereof until all such shares covered thereby are available for resale pursuant to Rule 144(k) under the Securities Act or until such earlier date as all such shares covered thereby shall have been sold, and (c) the "Registration Period" with respect to the Unregistered Warrant Shares shall have the meaning set forth in the previous sentence.

     4. Condition Precedent. This Amendment is being executed concurrently with a First Amendment to Purchase Warrant dated the date hereof, which Purchase Warrant was issued pursuant to the Purchase Agreement, and this Amendment will not be effective until such First Amendment to Purchase Warrant is also effective.


     5. Miscellaneous.

     (a) Full Force and Effect. Except as otherwise expressly provided herein, each of the Purchase Agreement, the Registration Rights Agreement, the Warrant, the First and Second Amendments to Callable Warrant, and the other agreements and transactions contemplated thereby shall remain in full force and effect, to the extent they are presently in force, provided, however, that to the extent any provision thereof is inconsistent with any of the terms of this Amendment, the provisions of this Amendment will apply.

     (b) Consent to Jurisdiction, Etc. Each of the Company and Holder agree that any legal action or proceeding relating to or arising out of or under this Amendment may be brought in the state or federal courts in the State of New York, County of New York, and each party accepts with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts. To the fullest extent permitted by applicable law, each party hereby waives, and agrees not to assert, by way of motion, defense, counterclaim or otherwise, in any such suit, action or proceeding any claim that (i) it is not personally subject to the jurisdiction of any of the above-named courts by reason of any immunity or otherwise, (ii) its properties are exempt or immune from setoff, execution or attachment, either prior to judgment or in aid of execution or (iii) any suit, action or proceeding so brought is in an inconvenient forum or that the venue of the suit, action or proceeding is improper or that the subject matter hereof may not be enforced in or by such courts.

     (c) Authority. Each party hereto hereby represents and warrants to the other party that the execution and delivery by such party of this Amendment, and the performance by such party of its obligations hereunder, have been duly and validly authorized by such party, with no other action on the part of such party being necessary. This Amendment has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

     (d) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

     (e) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth in the Purchase Agreement.

     (f) Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment may be executed by facsimile.

     (g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

     (h) Expenses. Upon execution hereof the Company shall pay to Tail Wind Advisory & Management Ltd. the non-accountable sum of $10,000 as and for legal and due diligence expenses in connection with the transactions contemplated hereby and by the amendment of the purchase warrant issued to the Holder under the Purchase Agreement.

     (i) Assignment; Successors. Neither Holder nor the Company may assign this Agreement or its respective rights or obligations hereunder without the prior written consent of the other, which may not be unreasonably withheld or delayed. This Amendment shall be binding upon the Company's successors.

                    *** Signatures Appear on the Next Page***

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first written above.

                                      FONAR CORPORATION

                                      By:/s/Raymond V. Damadian, M.D., Pres.
                                               Raymond Damadian, M.D., President



                                      THE TAIL WIND FUND LTD.
                                      By:      TAIL WIND ADVISORY AND
                                               MANAGEMENT LTD., as
                                               investment manager


                                                By: /s/David Crook
                                                Name:    David Crook
                                                Title:   CEO

                                FONAR CORPORATION
                              WARRANT EXERCISE FORM

Fonar Corporation
110 Marcus Drive
Melville, New York 11747
Telephone:        (631) 694-2929
Fax:              (631) 249-3734
Attention:        President

     This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant, as amended on the date hereof ("Warrant"), for, and to purchase thereunder payment in the aggregate amount of U.S. $3,000,000, by cash, wire transfer or certified check 3,000,000 shares of Common Stock* ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                Name: THE TAIL WIND FUND LTD.
                Address for shares to be sent:
                c/o Bishop Rosen & Co.
                100 Broadway, 16th Floor
                New York, New York 10005

     In lieu of delivering physical certificates representing the Warrant Shares purchasable upon exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall, if convenient, cause its transfer agent to electronically transmit the Warrant Shares issuable upon conversion or exercise to the undersigned, by crediting the account of the undersigned's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

Dated:  April  ___, 2004         Signature:  THE TAIL WIND FUND LTD.
                                             By:      TAIL WIND ADVISORY AND
                                             MANAGEMENT LTD., as
                                             investment manager

                                               By: _________________________
                                               Name:    David Crook
                                                        Title:   CEO
                                               Address: c/o Tail Wind Advisory
                                                            & Mgmt. Ltd.
                                               1 Regent Street, 1st Floor
                                               London SW1Y 4NS  England

     If exercise of the Warrant is made by surrender of the Warrant and the number of shares indicated exceeds the maximum number of shares to which a holder is entitled, the Company will issue such maximum number of shares purchasable upon exercise of the Warrant registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and deliver same to the address stated below.